Long-term debt	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Long-term debt
Long-term debt

As at December 31, 2016 and 2015, the Company had the following debt:

(In US$ millions), unless stated otherwise	December 31, 2016	December 31, 2015
Credit facilities:
$2,000 facility (NADL)	1,033	1,200
$400 facility	190	240
$440 facility	190	224
$1,450 facility	353	393
$360 facility (Asia Offshore Drilling)	237	273
$300 facility	162	186
$1,750 facility (Sevan Drilling)	945	1,085
$450 Eminence facility	278	344
$1,500 facility	1,219	1,344
$1,350 facility	1,046	1,181
$950 facility	622	688
$450 facility (2015)	175	215
Total credit facilities	6,450	7,373

Ship Finance Loans
$375 facility (SFL Hercules)	279	256
$390 facility (SFL Deepwater)	248	221
$475 facility (SFL Linus)	356	354
Total Ship Finance Loans	883	831

Unsecured bonds
$1,000 bond	843	948
NOK1,800 million bond	210	203
$500 bond	479	479
NOK1,500 million bond (NADL)	165	161
$ 600 bond (NADL)	413	413
SEK 1,500 bond	165	177
Total unsecured bonds	2,275	2,381

Other credit facilities with corresponding restricted cash deposits	—	76
Total debt principal	9,608	10,661

Less: current portion	(3,230)	(1,526)
Long-term portion	6,378	9,135

As discussed in Note 2 "Accounting policies", the Company has adopted ASU 2015-03, Interest - Imputation of Interest, (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs as at June 30, 2015. Details of the debt issuance costs netted against the current and long-term debt for each of the periods presented are shown below.

	Outstanding balance as at December 31, 2016
(In US$ millions)	Principal outstanding	Less: Debt issuance costs	Total debt
Current portion of long-term debt	3,230	(35)	3,195
Long-term debt	6,378	(59)	6,319
Total	9,608	(94)	9,514

	Outstanding debt as at December 31, 2015
(In US$ millions)	Principal outstanding	Less: Debt issuance costs	Total debt
Current portion of long-term debt	1,526	(37)	1,489
Long-term debt	9,135	(81)	9,054
Total	10,661	(118)	10,543

The outstanding debt as at December 31, 2016 is repayable as follows:

(In US$ millions)	December 31, 2016
2017	3,230
2018	2,480
2019	2,893
2020	1,005
2021	—
2022 and thereafter	—
Total debt principal	9,608

The movement in debt instruments above are largely due to scheduled principal repayments unless otherwise detailed below.

Credit facilities

$2,000 million senior secured credit facility (NADL)
In April 2011, North Atlantic Drilling Ltd., or “NADL”, the Company's majority owned subsidiary, entered into a $2,000 million senior secured credit facility with a syndicate of banks to partly fund the acquisition of six drilling units from Seadrill, which have been pledged as security. The net book value at December 31, 2016 of the units pledged as security is $1,992 million. The facility has a six year term and bears interest at LIBOR plus 2.00% per annum.
As at December 31, 2016, the outstanding balance was $1,033 million, as compared to $1,200 million in 2015. At maturity a balloon payment of $950 million is due. On April 28, 2016, the Company executed maturity extension agreements to extend the maturity of this facility from April 15, 2017 to June 30, 2017. On April 4, 2017, the Company obtained an extension agreement to extend the maturity until September 14, 2017. The outstanding balance on the credit facility of $1,033 million is classified as a short term debt facility in the Consolidated Balance Sheet as at December 31, 2016.
As at December 31, 2016, $50 million was undrawn under this facility, which bears a commitment fee of 40% of the margin. NADL is currently restricted from using this undrawn capacity, due to restrictive covenants contained within the Company’s loan agreements. In April 2017 the undrawn portion of the revolving facility was canceled.
The facility contains a loan-to-value clause, which could require NADL, to post additional collateral or prepay a portion of the outstanding borrowings should the market value of the drilling units fall below 135% of the outstanding loan, however following the amendment made in April 2017, this covenant has been suspended until September 30, 2017.

$400 million senior secured credit facility
In December 2011, the Company entered into a $400 million senior secured credit facility with a syndicate of banks. The jack-up rigs West Cressida, West Callisto, West Leda and West Triton have been pledged as security. The net book value at December 31, 2016 of the units pledged as security is $641 million. The facility has a five year term and bears interest of LIBOR plus 2.50% per annum. As at December 31, 2016, the outstanding balance was $190 million, as compared to $240 million in 2015. At maturity a balloon payment of $190 million is due. The Company does not have any undrawn capacity on this facility as at December 31, 2016. The facility contains a loan-to-value clause, which could require the Company, to post additional collateral or prepay a portion of the outstanding borrowings should the market value of the drilling units fall below 150% of the outstanding loan, however following the amendment made in April 2017, this covenant has been suspended until September 30, 2017.
On April 28, 2016 the Company executed maturity extension agreements to extend the maturity of this facility from December 8, 2016 to May 31, 2017. On April 4, 2017, the Company obtained an extension agreement to further extend the maturity until August 31, 2017.
The outstanding balance on the credit facility of $190 million is classified as a short term debt facility in the Consolidated Balance Sheet as at December 31, 2016.

$440 million secured credit facility
In December 2012, the Company entered into a $440 million secured credit facility with a syndicate of banks to fund the delivery of two tender rigs and two jack-up drilling rigs. As at December 31, 2016 the Company has drawn $320 million on the facility and the T-15, T-16, and West Telesto have been pledged as security, while the tranche for the West Oberon was cancelled due to other funding opportunities for this rig. The tender rigs T-15 and T-16 were sold to Seadrill Partners during 2013, and subsequently the Company entered into a back to back rig financing agreements with Seadrill Partners for the corresponding portions of the secured credit facility for $101 million and $98 million respectively. Under the terms of the secured credit facility agreements for the T-15 and T-16, certain subsidiaries of the Company and Seadrill Partners are jointly and severally liable for their own debt and obligations under the relevant facility and the debt and obligations of other borrowers who are also party to such agreements. These obligations are continuing and extend to amounts payable by any borrower under the relevant agreement. See Note 31 "Related party transactions" for further details on related party transactions. The total net book values as at December 31, 2016 of all the units pledged as security was $435 million. The total net book value of the T-15 and T-16, which the Company no longer owns, was $241 million as at December 31, 2016. The facility bears interest at LIBOR plus 3.25% per annum and is repayable over a term of 5 years. The outstanding balance as at December 31, 2016 was $190 million, as compared with $224 million in 2015. At maturity a balloon payment of $173 million is due. The Company does not have any undrawn capacity on this facility as at December 31, 2016. The facility contains a loan-to-value clause, which could require the Company, to post additional collateral or prepay a portion of the outstanding borrowings should the market value of the drilling units fall below 135% of the outstanding loan, however following the amendment made in April 2017, this covenant has been suspended until September 30, 2017.

$1,450 million senior secured credit facility
In March 2013, the Company entered into a $1,450 million senior secured credit facility with a syndicate of banks and export credit agencies. The West Auriga, West Vela, and West Tellus were pledged as security. The facility has a final maturity in 2025, with the exception of a commercial tranche of $203 million due for renewal in 2018, and bears an interest of LIBOR plus a margin in the range of 1.20% to 3.00%.
In March 2014, the Company completed the sale of the entities that own and operate the West Auriga to Seadrill Partners of which one of the entities sold, was a borrower and a guarantor under this facility, and accordingly the Company has derecognized the portion of this facility relating to the West Auriga. Seadrill Partners subsequently repaid the tranches relating to the West Auriga in full. In November 2014, the Company completed the sale of the entities that own and operate the West Vela to Seadrill Partners, of which one of the entities sold was a borrower and a guarantor under this facility, and accordingly the Company has derecognized the portion of this facility relating to the West Vela. See Note 11 "Disposals of businesses and deconsolidation of subsidiaries" for further details of these disposals to Seadrill Partners.
Under the terms of the $1,450 million secured credit facility agreement, certain subsidiaries of Seadrill and Seadrill Partners are jointly and severally liable for their own debt and obligations under the facility and the debt and obligations of other borrowers who are also party to such agreement.  These obligations are continuing and extend to amounts payable by any borrower under the facility. The total amount owed by all parties under this facility as at December 31, 2016 is $695 million (compared to $856 million as at December 31, 2015) of which $353 million ($393 million as at December 31, 2015) relates to Seadrill and the West Tellus. Seadrill has not recognized any amounts that are related to amounts owed under the facility by other borrowers. Seadrill has provided an indemnity to Seadrill Partners for any payments or obligations related to this facility that are not related to the West Auriga or West Vela.
If a balloon payment of $86 million relating to the commercial tranches of the West Vela and West Tellus does not get refinanced to the satisfaction of the remaining lenders after five years, the remaining tranches also become due after five years.
As at December 31, 2016 the net book value of the West Tellus was $643 million. The Company does not have any undrawn capacity on this facility as at December 31, 2016. The facility contains a loan-to-value clause, which could require the Company, to post additional collateral or prepay a portion of the outstanding borrowings should the market value of the drilling units fall below 125% of the outstanding loan, however following the amendment made in April 2017, this covenant has been suspended until September 30, 2017.

$360 million senior secured credit facility
In April 2013, the Company's majority owned subsidiary AOD entered into a $360 million senior secured credit facility with a syndicate of banks. The facility is available in three equal tranches of $120 million, with each tranche relating to AOD 1, AOD 2 and AOD 3, which have been pledged as security. The loan has a five year maturity from the initial borrowing date, and bears interest of LIBOR plus 2.75%. As at December 31, 2016 the rigs have a net book value of $216 million, $209 million and $217 million respectively. The Company does not have any undrawn capacity on this facility as at December 31, 2016. As at December 31, 2016 the outstanding balance was $237 million as compared to $273 million as at December 31, 2015. The facility contains a loan-to-value clause, which could require the Company, to post additional collateral or prepay a portion of the outstanding borrowings should the market value of the drilling units fall below 120% of the outstanding loan, however following the amendment made in April 2017, this covenant has been suspended until September 30, 2017.

$300 million senior secured credit facility
In July 2013, the Company entered into a $300 million senior secured credit facility with a syndicate of banks and export credit agencies. The West Tucana and West Castor were pledged as security. The facility bears interest of LIBOR plus a margin of 3.00%, which includes the guarantee fee paid to the credit export agency. The facility matures in 2023, however the facility may become payable in full in 2018 if the commercial tranche which expires after 5 years is not renewed. As at December 31, 2016 the net book values of the West Tucana and West Castor were $189 million and $195 million respectively. The Company does not have any undrawn capacity on this facility as at December 31, 2016. As at December 31, 2016 the outstanding balance was $162 million as compared to $186 million as at December 31, 2015. The facility contains a loan-to-value clause, which could require the Company, to post additional collateral or prepay a portion of the outstanding borrowings should the market value of the drilling units fall below 135% of the outstanding loan, however following the amendment made in April 2017, this covenant has been suspended until September 30, 2017.

$1,750 million secured credit facility
In September 2013 subsidiaries of Sevan Drilling entered into a $1,750 million bank facility with a syndicate of banks and export credit agencies. The facility consists of two tranches in the amounts of $1,400 million and $350 million. On October 23, 2013 the first tranche of $1,400 million was drawn and was used to repay the existing credit facilities related to Sevan Driller and Sevan Brasil and to settle the remaining installment and other amounts for the delivery of Sevan Louisiana. The Sevan Driller, Sevan Brasil and Sevan Louisiana have been pledged as security. In December 2014 the $350 million tranche relating to the Sevan Developer was cancelled at the Company's request as a consequence of the deferral agreement made with Cosco, and the borrowing entity relating to the Sevan Developer was released from its obligations under this facility. The facility has a maturity in September 2018 and bears interest of LIBOR plus a margin of 2.85%, which includes the guarantee fee paid to the credit export agency. As at December 31, 2016 the net book values of the Sevan Driller, Sevan Brasil and Sevan Louisiana were $551 million, $565 million and $675 million respectively. The Company does not have any undrawn capacity on this facility as at December 31, 2016. As at December 31, 2016, the outstanding balance was $945 million as compared to $1,085 million as at December 31, 2015. The facility contains a loan-to-value clause, which could require the Company, to post additional collateral or prepay a portion of the outstanding borrowings should the market value of the drilling units fall below 110% of the outstanding loan, however following the amendment made in April 2017, this covenant has been suspended until September 30, 2017.

$450 million senior secured credit facility
In December 2013, the Company entered into a $450 million senior secured facility with a syndicate of banks. The West Eminence has been pledged as security, and bears interest of LIBOR plus a margin of 1.75% and was due to mature in June 2016. As at December 31, 2016 the net book value of the West Eminence was $535 million. As at December 31, 2016, the outstanding balance was $278 million as compared to $344 million as at December 31, 2015. The Company does not have any undrawn capacity on this facility as at December 31, 2016. The facility contains a loan-to-value clause, which could require the Company, to post additional collateral or prepay a portion of the outstanding borrowings should the market value of the drilling units fall below 130% of the outstanding loan, however following the amendment made in April 2017, this covenant has been suspended until September 30, 2017. On April 28, 2016 the Company executed maturity extension agreements to extend the maturity of this facility from June 20, 2016 to December 31, 2016. In addition, the margin was increased to 2.50%, effective June 2016.
On November 16, 2016, the maturity was extended further until April 30, 2017. On April 4, 2017, the Company obtained an extension agreement to further extend the maturity until August 15, 2017.
The outstanding balance on the credit facility of $278 million is classified as a short term debt facility in the Consolidated Balance Sheet as at December 31, 2016.

$1,500 million senior secured credit facility (2014)
In July 2014, the Company entered into a $1,500 million senior secured credit facility with a syndicate of banks to finance the three newbuilds, the West Saturn, West Neptune and West Jupiter which are pledged as security. The net book value at December 31, 2016 of the units pledged as security is $1,827 million. The facility bears interest at LIBOR plus a margin of between 1.7% and 2.38% per annum, plus certain export credit agency fees, and is repayable over a term of 12 years. The loan includes a Commercial Interest Reference Rate (CIRR) tranche with Eksportkreditt Norge ASA, the Norwegian export credit agency, that bears fixed interest at 2.38% per annum. If the commercial tranche of $300 million, which has a balloon payment of $175 million, does not get refinanced to the satisfaction of the remaining lenders after five years, the remaining tranches also become due after five years. The Company does not have any undrawn capacity on this facility as at December 31, 2016. As at December 31, 2016, the outstanding balance was $1,219 million as compared to $1,344 million as at December 31, 2015. The facility contains a loan-to-value clause, which could require the Company, to post additional collateral or prepay a portion of the outstanding borrowings should the market value of the drilling units fall below an average of 122% of the outstanding loan, however following the amendment made in April 2017, this covenant has been suspended until September 30, 2017.

$1,350 million senior secured credit facility
In August 2014, the Company entered into a $1,350 million senior secured credit facility with a syndicate of banks. The facility consists of a term loan facility for $675 million and a revolving credit facility in an amount up to $675 million. The West Pegasus, West Gemini and West Orion were pledged as security. The total net book value at December 31, 2016 of the units pledged as security is $1,642 million. The facility bears interest at LIBOR plus a margin of 2% per annum, and is repayable in quarterly installments over a term of five years. The revolver is fully repayable at the final maturity date. The revolver facility was fully drawn and the Company does not have any undrawn capacity as at December 31, 2016. As at December 31, 2016, the outstanding balance was $1,046 million as compared to $1,181 million as at December 31, 2015. The facility contains a loan-to-value clause, which could require the Company, to post additional collateral or prepay a portion of the outstanding borrowings should the market value of the drilling units fall below 120% of the outstanding loan, however following the amendment made in April 2017, this covenant has been suspended until September 30, 2017.

$950 million senior secured credit facility
In January 2015 the Company entered into a $950 million senior secured credit facility with a syndicate of banks and export credit agencies to fund the delivery of the West Carina and to refinance the Company’s indebtedness related to the West Eclipse. The facility comprises of a $60 million term loan, a $250 million revolving facility and a $190 million Export Credit Agency (ECA) facility for the West Carina; and a $225 million term loan and a $225 million revolving facility for the West Eclipse. The term loans and revolving credit facilities bear interest at LIBOR plus 2.00% and the ECA facility has a CIRR fixed interest rate of 2.12%. In addition the ECA facility for the West Carina has a guarantee fee to the export credit agency of 1.30%. The Company has entered into a floating swap agreement to counter this fixed payment, meaning the Company pays floating interest on this tranche. The West Carina term loan and revolving credit facility have a 5 year maturity and a 12 year profile, with a balloon payment of $187 million in year 5. The West Carina ECA facility has a 12 year maturity and a 12 year profile. The West Eclipse term loan has a 5 year maturity and a 5 year profile. The West Eclipse revolving credit facility has a maturity of 5 years and is non-amortizing, with a balloon payment of $225 million in year 5. If the commercial facilities are not refinanced satisfactorily after 5 years then the ECA facility also becomes due. The net book value of the rigs pledged as security as at December 31, 2016 is $1,307 million. The total outstanding balance as at December 31, 2016 was $622 million (December 31, 2015: $688 million). As at December 31, 2016, $171 million was undrawn under this facility, which bears a commitment fee of 40% of the margin. The Company is currently restricted from using this undrawn capacity, however, due to restrictive covenants contained within the Company’s loan agreements. The facility contains a loan-to-value clause, which could require the Company, to post additional collateral or prepay a portion of the outstanding borrowings should the market value of the drilling units fall below 120% of the outstanding loan, however following the amendment made in April 2017, this covenant has been suspended until September 30, 2017. In April 2017 the undrawn portion of the revolving facility was cancelled, of which $100 million related to the West Eclipse and $71 million related to the West Carina.

$450 million senior secured credit facility (2015)
In August 2015 the Company entered into a $450 million senior secured credit facility with a syndicate of banks. The West Freedom, West Mischief, West Vigilant, West Resolute, West Prospero, and the West Ariel were pledged as security. The net book value of the rigs pledged as security as at December 31, 2016 is $846 million. The loan bears interest at a rate of LIBOR plus 2.5%. The loan has a 5 year maturity and an 8.5 years profile with a balloon payment at the end of year 5. The total outstanding balance as at December 31, 2016 was $175 million (December 31, 2015: $215 million). As at December 31, 2016, $165 million was undrawn under this facility, which bears a commitment fee of 40% of the margin. The Company is currently restricted from using this undrawn capacity, however, due to restrictive covenants within the Company’s loan agreements. The facility contains a loan-to-value clause, which could require the Company, to post additional collateral or prepay a portion of the outstanding borrowings should the market value of the drilling units fall below 150% of the outstanding loan, however following the amendment made in April 2017, this covenant has been suspended until September 30, 2017. In April 2017 the undrawn portion of the revolving facility, totaling $165 million was canceled.

Ship Finance International Limited (“Ship Finance”) Loans
The following loans relate to the Ship Finance entities that the Company consolidates into the Consolidated Financial Statements as Variable Interest Entities ("VIEs"). Refer to Note 35 "Variable interest entities" for more information.

SFL Hercules Ltd
In May 2013, SFL Hercules Ltd entered into a $375 million facility, with a syndicate of banks and financial institutions. The facility is secured by the West Hercules, which has a net book value of $537 million as at December 31, 2016. The new facility has a term of six years and bears interest of LIBOR plus a margin of 2.75%. During the year ended December 31, 2016, SFL Hercules Ltd drew down $50 million on its revolving credit tranche. Subsequently the VIE repaid balances with Ship Finance, a related party to Seadrill, thus reducing the consolidated related party net debt. As at December 31, 2016, the outstanding balance under the facility was $279 million, compared to $256 million as at December 31, 2015. SFL Hercules Ltd has no undrawn capacity on this facility at December 31, 2016.

SFL Deepwater Ltd
In October 2013, SFL Deepwater Ltd entered into a $390 million facility with a syndicate of banks and financial institutions. The facility is secured by the West Taurus, which has a net book value of $409 million as at December 31, 2016. The new facility has a term of five years and bears interest of LIBOR plus a margin of 2.50%. During the year ended December 31, 2016, SFL Deepwater Ltd drew down $50 million on its revolving credit tranche. Subsequently the VIE repaid balances with Ship Finance, a related party to Seadrill, thus reducing the consolidated related party net debt. As at December 31, 2016, the outstanding balance under the facility was $248 million compared to $221 million as at December 31, 2015. SFL Deepwater Ltd has no undrawn capacity on this facility as at December 31, 2016.

SFL Linus Ltd
In October 2013, SFL Linus Ltd entered into a $475 million secured term loan and revolving credit facility with a syndicate of banks to fund the acquisition of West Linus, which has been pledged as security and has a net book value of $537 million as at December 31, 2016. The facility was fully drawn on February 18, 2014, on the date of delivery of West Linus. The facility bears interest of LIBOR plus 2.75% and matures in June 2019. During the year ended December 31, 2016, SFL Linus Ltd drew down $50 million on its revolving credit tranche. Subsequently the VIE repaid balances with Ship Finance, a related party to Seadrill, thus reducing the consolidated related party net debt. As at December 31, 2016, the outstanding balance under the facility was $356 million, compared to $354 million as at December 31, 2015. SFL Linus has no undrawn capacity on this facility at December 31, 2016.

Unsecured Bonds

$650 million 3.375% Convertible Bonds and conversion
In October 2010, the Company issued at par $650 million of convertible bonds. Interest on the bonds was fixed at 3.375%, payable semi-annually in arrears. The bonds were convertible into the Company’s common shares at any time up to 10 banking days prior to October 27, 2017. The conversion price at the time of issuance was $38.92 per share, representing a 30% premium to the share price at the time. For accounting purposes $121 million was, at the time of issuance of the bonds, allocated to the bond equity component and $529 million to the bond liability component, due to the cash settlement option stipulated in the bond agreement. The bonds were due to mature on October 27, 2017. The bond equity component was amortized over the maturity term, and recognized within interest expense in the Consolidated Statement of Operations. In July 2014, the Company launched a voluntary incentive payment offer to convert any and all of the $650 million principal amount of 3.375% convertible bonds. Holders of $649 million of principal amount of convertible bonds accepted the voluntary incentive offer and the Company then elected to exercise the “90% clean-up call” provision on the remaining $1 million outstanding. Holders converted at the contractual conversion price of $27.69 per share and received an incentive payment of $12,102.95 per $100,000 principal amount of bond held. As a result of the transaction, the number of common shares outstanding in the Company increased by 23.8 million shares, with an increase to equity of $893 million. As a result of the conversion the Company recorded a charge of $79 million related to the incentive paid for the induced conversion and a loss on debt extinguishment of $16 million. These amounts were recognized within "Net gain/(loss) on debt extinguishment" in the Company’s Consolidated Statement of Operations. $278 million of the total consideration transferred on conversion was allocated to the reacquisition of the embedded conversion option and recognized as a reduction of stockholders’ equity. The total cash outflow due to the incentive payments and accrued interest was $69 million.

$1,000 million fixed interest bond
In September 2012, the Company raised $1,000 million through the issue of a 5 year bond which matures in September 2017. Interest on the bonds bears a fixed interest rate of 5.625% per annum, payable semi-annually in arrears. The interest rate increased to 6.125% in March 2014 as the Company remained unrated.

During the year ended December 31, 2015, the Company repurchased $52 million (par value) of the $1,000 million senior unsecured bond, recognizing a gain on debt extinguishment of $8 million in the Company’s Consolidated Statement of Operations.

In May 2016, Seadrill Limited entered into a privately negotiated exchange agreement with certain holders of its outstanding 5.625% (subsequently increased to 6.125%) Senior Notes due 2017 (the "2017 Notes"), pursuant to which the Company agreed to issue a total of 8,184,340 new shares of its common stock, par value $2.00 per share, in exchange for $55.0 million principal amount of the 2017 Notes in accordance with Section 3(a)(9) of the U.S. Securities Act of 1933, as amended. Settlement occurred on May 20, 2016, upon which the Company had a total of 500,944,280 shares of its common stock issued and outstanding.

In June 2016, Seadrill Limited entered into a privately negotiated exchange agreement with certain holders of its outstanding 5.625% (subsequently increased to 6.125%) Senior Notes due 2017 (the "2017 Notes"), pursuant to which the Company agreed to issue a total of 7,500,000 new shares of its common stock, par value $2.00 per share, in exchange for $50.0 million principal amount of the 2017 Notes in accordance with Section 3(a)(9) of the U.S. Securities Act of 1933, as amended. Settlement occurred on June 13, 2016, upon which the Company had a total of 508,444,280 shares of its common stock issued and outstanding.

As a result of the exchange the Company recorded a $47.0 million gain on debt extinguishment which has been included within "Net gain/(loss) on debt extinguishment" in the Company’s Consolidated Statement of Operations.

As at December 31, 2016, the outstanding balance was $843 million, compared to $948 million as at December 31, 2015.

NOK 1,800 million floating interest rate bonds
In March 2013 the Company issued a NOK1,800 million senior unsecured bond with maturity in March 2018. The bond bears interest of NIBOR plus a margin of 3.75% per annum, payable quarterly in arrears. The bond was subsequently swapped to US$ with a fixed rate of 4.94% per annum until maturity using a cross currency interest rate swap. As at December 31, 2016, the outstanding balance was $210 million, compared to $203 million as at December 31, 2015.

$500 million senior unsecured bond
In September 2013, the Company issued a $500 million senior unsecured bond issue. The bond matures in September 2020 and bears interest of 6.125% per annum, payable semi-annually in arrears. The interest rate increased to 6.625% in March 2014 as the Company remained unrated.
In December 2014 the Company repurchased $21 million (of par value), or 4.3%, of the $500 million senior unsecured bond, recognizing a gain on debt extinguishment of $3 million. As at December 31, 2016, the outstanding balance was $479 million, compared to $479 million as at December 31, 2015.

NOK1,500 million floating interest rate bonds
In October 2013, NADL, the Company's majority owned subsidiary, issued a NOK1,500 million senior unsecured bond issue with maturity in October 2018, and an interest rate of NIBOR plus a margin of 4.40% per annum. The bond was subsequently swapped to US$ with a fixed rate of 6.18% per annum until maturity using a cross currency interest rate swap.
In December 2014, the Company purchased NOK82 million (of par value), or 5.5%, of the NOK1,500 million senior unsecured bond issued by NADL, recognizing a gain on debt extinguishment of $4 million. As at December 31, 2016, the outstanding balance was $165 million, compared to $161 million as at December 31, 2015.

$600 million senior unsecured bond
In January 2014, NADL, the Company's majority owned subsidiary, issued a $600 million senior unsecured bond issue. The bond matures in January 2019 and bears interest of 6.25% per annum. In conjunction with the issue and subsequently in the open market the Company bought 27.5% of the bond, which amounted to $165 million. During June 2014, the Company sold a portion of the bond owned by the Company for $25 million. In December 2014 the Company purchased $47 million (of par value), or 31.1%, of the $600 million senior unsecured bond issued by NADL, recognizing a gain on debt extinguishment of $16 million. As at December 31, 2016 the Company held 31.1% of the bond, which amounted to $187 million. As at December 31, 2016, the outstanding balance was $413 million, compared to $413 million as at December 31, 2015.

SEK1,500 million senior unsecured bond
In March 2014, the Company issued a SEK1,500 million senior unsecured bond. The bond matures in March 2019 and bears interest of STIBOR plus 3.25%. The bond was subsequently swapped to US$ with a fixed rate of 5.2% per annum until maturity using a cross currency interest rate swap.  As at December 31, 2016, the outstanding balance was $165 million, compared to $177 million as at December 31, 2015.

Total gain/loss on debt extinguishment
During the year ended December 31, 2016, the Company recognized a total gain on debt extinguishment due to the repurchases of the bonds of $47 million (2015: total gain on bond repurchases of $8 million, 2014: loss of $54 million), which are presented within “Net gain/(loss) on debt extinguishment” in the Company’s Consolidated Statement of Operations.

Commercial Interest Reference Rate (CIRR) Credit Facilities
In April 2008, the Company entered into a CIRR term loan for NOK850 million with Eksportfinans ASA, the Norwegian export credit agency. The loan bears fixed interest at 4.56% per annum and is repayable over a term of eight years. The loan was repaid in full during 2016 with the corresponding restricted cash deposits. The outstanding balance at December 31, 2016 was nil, compared to $11 million at December 31, 2015.

In June 2008, the Company entered into a CIRR term loan for NOK904 million with Eksportfinans ASA. The loan bears fixed interest at 4.15% per annum and is repayable over a term of eight years. The loan was repaid in full during 2016 with the corresponding restricted cash deposits. The outstanding balance at December 31, 2016 was nil, compared to $12 million at December 31, 2015.

In July 2008, the Company entered into a CIRR term loan for NOK1,011 million with Eksportfinans ASA. The loan bears fixed interest at 4.15% per annum and is repayable over a term of 12 years. The loan and corresponding restricted cash deposits were derecognized during 2016. The outstanding balance at December 31, 2016 was nil, compared to $53 million at December 31, 2015.

In connection with the above three CIRR fixed interest term loans, fixed interest cash deposits equal to the total outstanding loan balances were established with commercial banks. The collateral cash deposits reduced in parallel with repayments of the CIRR loans and receive fixed interest at the same rates as those paid on the CIRR loans. The collateral cash deposits were classified as “restricted cash” in the Consolidated Balance Sheet, and the effect of these arrangements was that the CIRR loans had no effect on net interest bearing debt.

Covenants contained in the Company's debt facilities
The Company's debt agreements generally contain financial covenants as well as security provided to lenders in the form of pledged assets.

Bank Loans
In addition to security provided to lenders in the form of pledged assets, the Company's bank loan agreements generally contain financial covenants, including:

•	Aggregated minimum liquidity requirement for the group: to maintain cash and cash equivalents of at least $150 million within the group;

•	Interest coverage ratio: to maintain an EBITDA to interest expense ratio of at least 2.5:1;

•
Current ratio: to maintain current assets to current liabilities ratio of at least 1:1. Current assets are defined as book value less minimum liquidity, but including up to 20.0% of shares in listed companies owned 20.0% or more. Current liabilities are defined as book value less the current portion of long term debt;

•	Equity ratio: to maintain total equity to total assets ratio of at least 30.0%. Both equity and total assets are adjusted for the difference between book and market values of drilling units;

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Leverage ratio: to maintain a ratio of net debt to EBITDA no greater than 4.5:1. This was amended in May 2015, which has been discussed further below. Net debt is calculated as all interest bearing debt less cash and cash equivalents excluding minimum liquidity requirements; and

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Debt service coverage ratio: The $1,450 million senior secured credit facility for the combined borrowers, and the $1,500 million senior secured credit facility for the individual borrowers, contain a requirement to maintain a ratio of EBITDA of the respective borrower to debt services (being all finance charges and principal) of not less than 1.15:1.

May 2015 Amendments to Senior Secured Credit Facilities
In May 2015, the Company executed an amendment to the covenants contained in all of its senior secured credit facilities. Under the amended terms, the permitted leverage ratio has been amended to the following:

•	6.0:1, from and including the financial quarter starting on July 1, 2015 and including the financial quarter ending on September 30, 2016;

•	5.5:1, from and including the financial quarter starting on October 1, 2016 and including the financial quarter ending December 31, 2016; and

•	4.5:1, from and including the financial quarter starting on January 1, 2017 until the final maturity date.

In connection with the amendment, effective from July 1, 2015, an additional margin may be payable on the senior secured credit facilities as follows:

•	.125% per annum if the leverage ratio is 4.50:1 up to and including 4.99:1;

•	.25% per annum if the leverage ratio is 5.00:1 up to and including 5.49:1; and

•	.75% per annum if the leverage ratio is 5.50:1 up to and including 6.00:1

In addition, as part of the amendments to the covenants contained in the Company’s senior secured credit facilities in May 2015, the Company is restricted from making dividend distributions, and repurchasing its own shares during the amendment period until January 1, 2017. However, this was further extended by the amendment described below.

April 2016 Amendments to Senior Secured Credit Facilities, as extended in April 2017
On April 28, 2016, the Company executed amendment and waiver agreements in respect of all of its senior secured credit facilities. The Company also executed maturity extension agreements in respect of three senior secured credit facilities maturing in the near term of which details are outlined by facility above. On April 4, 2017, we executed extensions to the covenant amendments and waivers expiring on June 30, 2017 to September 30, 2017.
The key terms and conditions of the executed amendment and waiver agreements are as follows:

•	Key amendments and waivers:

◦
Equity ratio: The Company is required to maintain a total equity to total assets ratio of at least 30.0%. Prior to the amendment, both total equity and total assets were adjusted for the difference between book and market values of drilling units, as determined by independent broker valuations. The amendment removes the need for the market value adjustment from the calculation of the equity ratio until June 30, 2017. On April 4, 2017, the amendment period was extended until September 30, 2017.

•
Leverage ratio: The Company is required to maintain a ratio of net debt to EBITDA. Prior to the amendment the leverage ratio had to be no greater than 6.0:1, falling to 5.5:1 from October 1, 2016, and falling again to 4.5:1 from January 1, 2017. The amendment retains the ratio at 6.0:1 until December 31, 2016, and then increases to 6.5:1 between January 1, 2017 and June 2017. On April 4, 2017, the amendment period was extended until September 30, 2017.

•
Minimum-value-clauses: The Company’s secured bank credit facilities contain loan-to-value clauses, or minimum-value-clauses (“MVC”), which could require the Company to post additional collateral or prepay a portion of the outstanding borrowings should the value of the drilling units securing borrowings under each of such agreements decrease below required levels. Subject to compliance with the terms of the amendment, this covenant was suspended until June 30, 2017. On April 4, 2017, the amendment period was extended until September 30, 2017.

•
Minimum Liquidity: The Company has previously been required to maintain a minimum of $150 million of liquidity. This was reset to $250 million until June 30, 2017. On April 4, 2017, the amendment period was extended until September 30, 2017.

•	Additional undertakings:

◦
Further process: The Company has agreed certain undertakings on a temporary basis while further discussions with its lenders under its senior secured credit facilities remain ongoing. This includes agreements in respect of progress milestones towards the agreement of, and implementation plan in respect of, a comprehensive financing package.

◦

◦	Restrictive undertakings: The Company has agreed to additional near-term restrictive undertakings applicable during this process, including (without limitation) limitations in respect of:

▪	dividends, share capital repurchases and total return swaps;

▪	incurrence of certain indebtedness;

▪	investments in, extensions of credit to or the provision of financial support for non-wholly owned subsidiaries;

▪	investments in, extensions of credit to or the provision of financial support for joint ventures or associated entities;

▪	acquisitions;

▪	dispositions;

▪	prepayment, repayment or repurchase of any debt obligations;

▪	granting security; and

▪	payments in respect of newbuild drilling units,
in each case, subject to limited exceptions.

•	Other changes and provisions:

◦	Undrawn availability: The Company has agreed to refrain from borrowing any undrawn commitments under its senior secured credit facilities.

◦	Fees: The Company has agreed to pay certain fees to its lenders in consideration of these extensions and amendments.

The Company is in compliance with all covenants as at December 31, 2016.

For the purposes of the above tests, EBITDA is defined as the earnings before interest, taxes, depreciation and amortization on a consolidated basis and (ii) the cash distributions from investments, each for the previous period of twelve months as such term is defined in accordance with accounting principles consistently applied. However, in the event that Seadrill or a member of the group acquires rigs or rig owning entities with historical EBITDA available for the rigs’ previous ownership, such EBITDA shall be included for covenant purposes in the relevant loan agreement, and if necessary, be annualized to represent a twelve (12) month historical EBITDA. In the event that Seadrill or a member of the group acquires rigs or rig owning companies without historical EBITDA available, Seadrill is entitled to base a twelve month historical EBITDA calculation on future projected EBITDA only subject to any such new rig having (i) a firm charter contract in place at the time of delivery of the rig, with a minimum duration of twelve months, and (ii) a firm charter contract in place at the time of such EBITDA calculation, provided Seadrill provides the agent bank with a detailed calculation of future projected EBITDA. Further, EBITDA shall include any realized gains and/or losses in respect of the disposal of rigs or the disposal of shares in rig owning companies.

Cash distributions from investments are defined as cash received by Seadrill, by way of dividends, in respect of its ownership interests in companies which Seadrill does not control but over which it exerts significant influence.

In addition to financial covenants, the Company's credit facility agreements generally contain covenants which are customary in secured financing in this industry, including operational covenants in relation to the relevant rigs, information undertakings and covenants in relation to corporate existence and conduct of the business. The Company is in compliance with related covenants as at December 31, 2016.

The credit facility agreements also identify various events that may trigger mandatory reduction, prepayment, and cancellation of the facility including, among others, the following:

•	total loss or sale of a drilling unit securing a credit facility;

•	cancellation or termination of any existing charter contract or satisfactory drilling contract; and

•	a change of control.

The credit facility agreements contain customary events of default, such as failure to repay principal and interest, and other events of defaults, such as:

•	failure to comply with the financial or insurance covenants;

•	cross-default to other indebtedness held by both Seadrill Partners and its subsidiaries and by the Company;

•	failure by the Company to remain listed on a stock exchange;

•	the occurrence of a material adverse change;

•
revocation, termination, or modification of any authorization, license, consent, permission, or approval as necessary to conduct operations as contemplated by the applicable Rig Financing Agreement; and

•
the destruction, abandonment, seizure, appropriation or forfeiture of property of the guarantors or the Company and its subsidiaries, or the limitation by seizure, expropriation, nationalization, intervention, restriction or other action by or on behalf of any governmental, regulatory or other authority, of the authority or ability of the Company or any subsidiary thereof to conduct its business, which has or reasonably may be expected to have a material adverse effect.

The Company's secured credit facilities are secured by:

•	guarantees from rig owning subsidiaries (guarantors);

•	a first priority share pledge over all the shares issued by each of the guarantors;

•
a first priority perfected mortgage in all collateral rigs and any deed of covenant thereto, subject to contractual agreed “quiet enjoyment” undertakings with the end-user of the collateral rigs to be entered into if this is required by the relevant end-user pursuant to the relevant contract;

•	a first priority security interest over each of the rig owners with respect to all earnings and proceeds of insurance; and

•	a first priority security interest in the earnings accounts.

The Company's loan and other debt agreements also contain, as applicable, loan-to-value clauses, which could require the Company, at its option, to post additional collateral or prepay a portion of the outstanding borrowings should the value of the drilling units securing borrowings under each of such agreements decrease below required levels. In addition, the loan and other debt agreements include certain financial covenants including the requirement to maintain a certain level of free cash and failure to comply with any of the covenants in the loan agreements could result in a default under those agreements and under other agreements containing cross-default provisions. The Company is in compliance with all financial loan covenants as at December 31, 2016.

In addition to financial covenants, the Company's credit facility agreements contain covenants which are customary in secured financing in this industry, including operational covenants in relation to the relevant rigs, information undertakings and covenants in relation to corporate existence and conduct of the business.

Bonds
For the Company’s outstanding Norwegian and Swedish bonds, the main financial covenant is to maintain a total equity to total assets ratio of at least 30.0%. Both equity and total assets are adjusted for the difference between book value and market values of drilling units.

For the Company’s outstanding $1,000 million, $500 million, and $600 million bonds, the Company is subject to certain financial and restrictive covenants contained in Seadrill's indentures which restrict, among other things, Seadrill's ability to pay dividends, incur indebtedness, incur liens, and make certain investments. In addition, these indentures contain other customary terms, including certain events of default, upon the occurrence of which, the bonds may be declared immediately due and payable.

In addition to the above, the Company's bond indentures generally also contain restrictions which are customary for unsecured financings in this industry for similar unrated bonds, including limitations on indebtedness, payments, transactions with affiliates and restrictions on consolidation, merger and sale of assets.

The Company is in compliance with related covenants as at December 31, 2016.

Covenants contained within the Company's consolidated Ship Finance Variable Interest Entities
The Company consolidates certain Ship Finance entities into the Consolidated Financial Statements as VIEs. While the Company is not, directly or indirectly, obligated to repay the borrowings under this facility, a breach of one or more of the covenants contained in this credit facility may have a material adverse effect on Seadrill. Seadrill is the Charter Guarantor under these facilities. The main financial covenants contained in the variable interest entities are as follows:

•	Ship Finance must maintain cash and cash equivalents of at least $25 million;

•	Ship Finance must maintain positive working capital;

•	Ship Finance must have a ratio of total liabilities to total assets of at least 0.8 to 1.0 at the end of each quarter; and

•	The Company’s covenants under the bank loans listed above also apply.

The Ship Finance subsidiaries owning West Taurus, West Hercules and West Linus are consolidated into the Company's Consolidated Financial Statements as a VIE.  To the extent that these VIEs defaults under its indebtedness and is marked current in its Consolidated Financial Statements, the Company would in turn, mark such indebtedness current in the Company's Consolidated Financial Statements.  The characterization of the indebtedness in the Company's Consolidated Financial Statements as current may adversely impact the Company's compliance with the covenants contained in Seadrill's existing and future debt agreements. In the event of a default by Seadrill under one of the Company's debt agreements, the lenders under Seadrill's existing debt agreements could determine that the Company are in default under the Company's other financing agreements. This could result in the acceleration of the maturity of such debt under these agreements and the lenders thereunder may foreclose upon any collateral securing that debt, including Seadrill's drilling rigs, even if the Company were to subsequently cure such default. Seadrill and Ship Finance are in compliance with related covenants as at December 31, 2016.

Covenants contained in North Atlantic Drilling Ltd. (“NADL”)
In February 2015, NADL received approval from its Norwegian Bondholders to amend the Bond Agreement for its NOK1.5 billion Norwegian Bond maturing in 2018. Under the terms of the agreement, Seadrill will provide a guarantee for the Bond Issue in exchange for amendments to the covenant package, principally replacing the current financial covenants with the financial covenants within Seadrill’s NOK bonds. Additionally, NADL received approval to amend its US$2 billion credit facility and US$475 million term loan and revolving credit facility. Under the terms of the agreements, Seadrill will provide a guarantee for the credit facility in exchange for amendments to the covenant package, principally replacing the existing financial covenants with financial covenants within Seadrill’s secured credit facilities. This amendment to the covenants is effective from December 31, 2014. As such there are no longer separate financial covenants contained within NADL’s credit facilities or bond agreements.

Seadrill Partners covenants
As detailed above certain subsidiaries of Seadrill Partners are borrowers and guarantors to the $440 million secured credit facility and the $1,450 million senior secured credit facility. In addition, Seadrill Limited continues to act as a guarantor under the $420 million senior secured credit facility relating to the West Polaris, following the sale of the West Polaris to Seadrill Partners in June 2015. The outstanding value this facility as at December 31, 2016 was $279 million. The facility contains a loan-to-value clause, which could require the Company, to post additional collateral or prepay a portion of the outstanding borrowings should the market value of the drilling units fall below 125% of the outstanding loan, however following the amendment made in April 2016, this covenant has been suspended until June 30, 2017. Following the further amendment in April 2017, the covenant has been suspended until September 30, 2017.

If Seadrill Partners were to default under one of its other financing agreements, it could cause an event of default under these credit facilities. Seadrill Partners’ failure to comply with covenants and other provisions in its existing or future financing agreements could result in cross-defaults under the Company’s existing financing agreements.

Seadrill Partners are in compliance with all applicable covenants as at December 31, 2016.